EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cascade Corporation (the “Company”) on Form 10-Q for the quarterly period ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert C. Warren, Jr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)                                  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert C. Warren, Jr.
Robert C. Warren, Jr.
Chief Executive Officer
June 11, 2003

A signed original of this written statement required by Section 906 has been provided to Cascade Corporation and will be retained by Cascade Corporation and furnished to the Securities and Exchange Commission or its staff upon request.